UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2010

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 29, 2010, Electronics For Imaging, Inc. (the “Company”) announced its preliminary financial results for the fiscal quarter ended March 31, 2010. A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2010, the Company announced that John Ritchie, Chief Financial Officer of the Company, had resigned as an officer of the Company to pursue other opportunities. The resignation will be effective following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Item 7.01.	Regulation FD Disclosure

On April 29, 2010, the Company announced that its wholly-owned subsidiary Electronics For Imaging (Luxembourg) S.à r.l. has reached an agreement to acquire privately held Golflane Limited, an English private limited company, the parent holding company of Radius Solutions Incorporated, an ERP/MIS software provider focused on the packaging and printing industry. The transaction is subject to various closing conditions.

A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including information incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 29, 2010 – EFI Reports Q1 2010 Results

99.2	Press Release dated April 29, 2010 – EFI To Acquire Radius Solutions

The information included in Exhibits 99.1 and 99.2 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2010	ELECTRONICS FOR IMAGING, INC.

	By:	/S/ GUY GECHT
	Name:	Guy Gecht
	Title:	Chief Executive Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 29, 2010

Exhibit No.	Description

99.1	Press Release dated April 29, 2010 – EFI Reports Q1 2010 Results

99.2	Press Release dated April 29, 2010 – EFI To Acquire Radius Solutions